UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On November 13, 2024, at 8:00 AM, Eastern Time (ET). Pangaea Logistics Solutions Ltd. (the “Company”) held an investor conference call to review its financial results for the third quarter ended September 30, 2024, discuss recent events, and conducted a question-and-answer session. The press release was furnished as Exhibit 99.1, and the Company’s Quarterly Investor Presentation was attached as Exhibit 99.2 to the Company’s Form 8-K, filed with the U.S. Securities and Exchange Commission on November 12, 2024.

A replay of the call is available through November 20, 2024. The Domestic Replay can be accessed at 1-800-839-9374, and the International Replay is available at 1-402-220-6087. Additionally, a transcript of the call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

The Registrant intends to file a proxy statement with the SEC in connection with the solicitation of shareholder approval pursuant to Nasdaq Listing Rule 5635 in connection with the proposed fleet combination transaction of vessels owned by Strategic Shipping Inc. (the “Proposals”). Shareholders should read the proxy statement and other relevant documents when they become available because they will contain important information about the Proposals. The proxy statement, any amendments or supplements to the proxy statement, and other relevant documents filed by the Registrant with the SEC will be available for free at www.sec.gov and at the Registrant’s website, www.pangaeals.com, or by writing to: Investors@pangaeals.com. The Registrant and its executive officers and directors may be deemed participants in the solicitation of proxies from the Registrant’s shareholders with respect to the Proposals. Information regarding the Registrant’s directors and executive officers appears in the Registrant’s definitive proxy statement for its 2024 annual meeting, which was filed with the SEC on June 24, 2024.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description

99.1    Transcript of the conference call, dated November 13, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer